SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CORDANT TECHNOLOGIES

          GABELLI MULTIMEDIA PARTNERS,L.P.
                                 4/11/00            2,000            56.4375
          GAMCO INVESTORS, INC.
                                 4/11/00          100,000            56.3825
                                 4/11/00           51,000            56.3750
                                 4/11/00           25,000            56.3825
                                 4/11/00           23,000            56.3750
                                 4/10/00           50,500            56.3750
                                 4/07/00          161,800            56.3750
                                 4/07/00            1,000            56.3750
                                 4/07/00            2,000-           56.3750
                                 4/03/00           10,000            56.2500
          GABELLI ASSOCIATES FUND
                                 4/07/00           60,000            56.3750
          GABELLI PROFIT SHARING PLAN
                                 4/11/00           15,000            56.3750
          GABELLI FUNDS, LLC.
               THE GABELLI VALUE FUND,INC.
                                 4/07/00           15,000            56.4250
               THE GABELLI UTILITY TRUST
                                 4/05/00           10,000            56.1750
               THE GABELLI ASSET FUND
                                 4/06/00           20,000            56.4250
               THE GABELLI ABC FUND
                                 4/11/00           40,000            56.4250
                                 4/05/00           39,900            56.1750
          ALCE PARTNERS LP
                                 4/11/00            3,000            56.4375









          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.